UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2025

Chenghe Acquisition II Co.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42123	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38 Beach Road #29-11

South Beach Tower

Singapore 189767

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (+65) 9851 8611

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	CHEB.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	CHEB	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	CHEB.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 23, 2025, Chenghe Acquisition II Co. (“SPAC”) held an extraordinary general meeting of shareholders (the “Meeting”) to (i) approve and adopt the Business Combination Agreement, dated as of September 16, 2024 (as may be amended or restated from time to time, the “Business Combination Agreement”), by and among SPAC, Polibeli Group Ltd (the “Company”), and Polibeli Merger One Limited (“Merger Sub”), pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into SPAC with SPAC being the surviving company and as a direct, wholly-owned subsidiary of the Company (the “Merger” or the “Business Combination”), and approve the transactions contemplated thereby; and (ii) approve and adopt the Plan of Merger to be filed with the Registrar of Companies of the Cayman Islands and approve the transactions contemplated thereby, including, without limitation, the Merger, each as more fully described in the proxy statement/prospectus of the Company (the “Proxy Statement/Prospectus”), filed with United States Securities and Exchange Commission (the “SEC”) on May 1, 2025. All capitalized terms used herein not otherwise defined shall have the meanings assigned to them in the Proxy Statement/Prospectus.

Company Capital Restructuring

Pursuant to the Business Combination Agreement, on the Closing Date, immediately prior to the Merger Effective Time, the following actions will take place or be effected (in the order set forth below):

(a)	The amended and restated memorandum and articles of association of the Company (the “A&R Company Listing Articles”) substantially in the form of Annex B attached to the registration statement on the Post-Effective Amendment No. 1 to Form F-4 (Registration No. 333-285821) (the “Registration Statement”) filed with the SEC on April 25, 2025 will be adopted and become effective.

(b)	Immediately prior to the Recapitalization (as defined below), the authorized share capital of the Company will be re-designated as (i) 3,000,000,000 shares of Company Class A ordinary shares of a par value of US$0.00001 each (each, a “Company Class A Ordinary Share”), (ii) 1,000,000,000 shares of the Company Class B ordinary shares of a par value of US$0.00001 each (together with the Company Class A Ordinary Shares, the “Company Ordinary Shares”), and (iii) 1,000,000,000 shares of such class or classes (however designated) as the Company Board may determine, from time to time, of a par value of US$0.00001 each in accordance with the A&R Company Listing Articles (the “Re-designation”), such that the authorized share capital of the Company will be US$50,000.

(c)	Immediately following the Re-designation, each issued Company Ordinary Share will be recapitalized by way of a repurchase in exchange for the issuance of such number of Company Ordinary Shares equal to the Recapitalization Factor (as defined below) (i.e., one such Company Ordinary Share multiplied by the Recapitalization Factor) (the “Recapitalization”), subject to any adjustment in relation to the issuance of fractional shares as set forth in the Business Combination Agreement.

The “Recapitalization Factor” is the quotient obtained by dividing the Base Equity Value by the quotient of dividing the Aggregate Fully Diluted Company Shares by $10.00. “Aggregate Fully Diluted Company Shares” means, without duplication, the aggregate number of Company Ordinary Shares that are (i) issued and outstanding immediately prior to the Recapitalization and (ii) issuable upon the exercise, exchange or conversion of any other equity securities of the Company that are issued and outstanding immediately prior to the Recapitalization. “Base Equity Value” means U.S.$3,600,000,000.

The Merger

Pursuant to the Business Combination Agreement, at the Merger Effective Time, and in respect of the Unit Separation (as defined below) and the SPAC Class B Conversion (as defined below), immediately prior to the Merger Effective Time, (i) each outstanding SPAC unit (“SPAC Unit”), consisting of one (1) SPAC Class A Ordinary Share (as defined below) and one-half (1/2) of one (1) SPAC Warrant, will be automatically separated (the “Unit Separation”) and the holder thereof will be deemed to hold one (1) SPAC Class A Ordinary Share and one-half (1/2) of one (1) SPAC Warrant; (ii) each SPAC Class B Ordinary Share (as defined below) that is issued and outstanding immediately prior to the Merger Effective Time will be automatically converted into one (1) SPAC Class A Ordinary Share (the “SPAC Class B Conversion”) and each SPAC Class B Ordinary Share will no longer be issued and outstanding and will automatically be cancelled and cease to exist; (iii) each SPAC Class A Ordinary Share (which, for the avoidance of doubt, includes the SPAC Class A Ordinary Shares (A) issued in connection with the SPAC Class B Conversion and (B) held as a result of Unit Separation) will be converted into the right to receive one (1) Company Class A Ordinary Share; and (iv) each SPAC Warrant that is outstanding and unexercised will be automatically converted into the right to receive a Company Warrant.

At the Closing, in accordance with the Companies Act (As Revised) of the Cayman Islands, Merger Sub will merge with and into SPAC, the separate corporate existence of Merger Sub will cease, and SPAC will be the surviving company and a wholly-owned subsidiary of the Company.

Extraordinary General Meeting

There were 8,935,000 SPAC Class A ordinary shares, par value $0.0001 per share (“SPAC Class A Ordinary Shares”), and 2,875,000 SPAC Class B ordinary shares, par value $0.0001 per share (“SPAC Class B Ordinary Shares” and, together with the SPAC Class A Ordinary Shares, the “SPAC Ordinary Shares”), outstanding as of March 26, 2025, the record date for the Meeting. At the Meeting, holders of at least 5,636,590 SPAC Class A Ordinary Shares (including SPAC Class A Ordinary Shares held through SPAC Units) and 2,875,000 SPAC Class B Ordinary Shares were represented in person or by proxy, representing approximately 72.07% of the total SPAC Ordinary Shares, which constituted a quorum.

Set forth below are the proposals voted upon at the Meeting and the final voting results.

Proposal 1 – The Business Combination Proposal. To consider and vote upon a proposal to (i) approve and adopt the Business Combination Agreement and (ii) approve the transactions contemplated thereby (such proposal, the “Business Combination Proposal”).

FOR	AGAINST	ABSTAIN
7,664,886	846,704	0

Proposal 2 – The Merger Proposal. To consider and vote upon a proposal to (i) approve and adopt the Plan of Merger to be filed with the Registrar of Companies of the Cayman Islands and (ii) approve the transactions contemplated thereby, including, without limitation, the Merger (such proposal, the “Merger Proposal”):

FOR	AGAINST	ABSTAIN
7,664,886	846,704	0

Proposal No. 3 – The Adjournment Proposal. SPAC had solicited proxies in favor of an adjournment proposal that would have given SPAC authority to adjourn the Meeting to solicit additional proxies. As sufficient shares were voted in favor of the Business Combination Proposal and the Merger Proposal, this proposal was not voted upon at the Meeting.

Item 8.01	Other Events.

Redemptions

In connection with the Meeting, holders of SPAC Class A Ordinary Shares had the right to elect to redeem all or a portion of their SPAC Class A Ordinary Shares for a per share price calculated in accordance with SPAC’s third amended and restated memorandum of association. SPAC’s public shareholders exercised their right to redeem 8,488,632 SPAC Class A Ordinary Shares for a pro rata portion of the funds in SPAC’s trust account. As a result, approximately $88,621,318.08 (approximately $10.44 per share) will be removed from SPAC’s trust account to pay such holders, subject to further redemption reversal requests (if any) received and approved by SPAC prior to the Closing.

Based on the results of the Meeting, and subject to the satisfaction or waiver of certain other Closing conditions as described in the Proxy Statement/Prospectus, the Business Combination is expected to be consummated on June 6, 2025.

Important Information and Where to Find It

For additional information on the proposed Business Combination, see the relevant materials that SPAC has filed with the SEC, including the Registration Statement, which includes the Proxy Statement/Prospectus. SPAC’s shareholders and other interested persons are advised to read the definitive proxy statement/prospectus filed with the SEC in connection with the proposed Business Combination, as these materials contain important information about SPAC, the Company, and the proposed Business Combination. SPAC has mailed the definitive proxy statement/prospectus and other relevant materials to shareholders of SPAC as of March 26, 2025, the record date for voting on, among other things, the proposed Business Combination. Shareholders are also able to obtain copies of the definitive proxy statement/prospectus, and other documents filed with the SEC, without charge at the SEC’s website at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities in connection with the proposed Business Combination shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Forward Looking Statements

This Current Report on Form 8-K includes forward looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts and may be accompanied by words that convey projected future events or outcomes, such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “plan,” “potential,” “predict,” “seek,” “target,” “aim,” “plan,” “project,” “forecast,” “should,” “would,” or variations of such words or by expressions of similar meaning. Such forward-looking statements, including statements regarding the advantages and expected growth of the combined company, the cash position of the combined company following the closing, the ability of SPAC and the Company to consummate the proposed Business Combination and the timing of such consummation, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in SPAC’s Annual Report on Form 10-K filed with the SEC on March 28, 2025 (the “Form 10-K”), SPAC’s final prospectus dated June 7, 2024 filed with the SEC (the “Final Prospectus”) related to IPO, the Proxy Statement/Prospectus, and in other documents filed by SPAC with the SEC from time to time. Important factors that could cause the combined company’s actual results or outcomes to differ materially from those discussed in the forward-looking statements include: the Company’s or Merger Sub’s limited operating history; the ability of the Company or Merger Sub to identify and integrate acquisitions; general economic and market conditions impacting demand for the products of the Company or Merger Sub; the inability to complete the proposed Business Combination; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of cash available following any redemptions by SPAC shareholders; the ability to meet Nasdaq’s listing standards following the consummation of the proposed Business Combination; costs related to the proposed Business Combination; and such other risks and uncertainties as are discussed in the Form 10-K, the Final Prospectus and Proxy Statement/Prospectus and the amendments thereto. Other factors include the possibility that the proposed Business Combination do not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2025	CHENGHE ACQUISITION II CO.

	By:	/s/ Shibin Wang
	Name:	Shibin Wang
	Title:	Chairman of the Board

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